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                 WARRANT EXERCISE AGREEMENT

Mueller Trading L.P. of Lakewood
Lakewood, New Jersey

Gentlemen:

For good and valuable consideration, the parties agree as follows:

1. Reference is made to 1,000,000 warrants owned by you ("Mueller") to purchase shares of common stock (`common stock") of Imagematrix, Inc., a Colorado corporation, (the "Company") at $2.25 per share (the "existing $2.25 warrants") and 500,000 warrants owned by Mueller to purchase shares of common stock at $3 per share (the "existing $3 warrants"). The existing $2.25 warrants and the existing $3 warrants are referred to collectively herein as the "Existing Warrants."

2. Concurrently herewith, Mueller is exercising 300,000 existing $3 warrants at a reduced exercise price of $1 per share. Should Mueller exercise the 200,000 remaining existing $3 warrants on or before October 1, 1997, then the exercise price of such remaining existing $3 warrants shall be similarly reduced to $1 per share, and the exercise price of the first 650,000 to be exercised of the existing $2.25 warrants shall be reduced to $1 per share until December 31, 1997 and to $1-3/8 per share thereafter. The exercise price of the remaining 350,000 existing $2.25 warrants shall not be changed by this Agreement.

3.   New Warrants.

     (a) For each 100 Existing warrants which are exercised on or before August 1, 1998, whether at their respective original exercise prices or at the reduced exercise prices aforesaid, the Company shall forthwith upon such exercise issue to Mueller 70 warrants to purchase shares of common stock at $2.25 (the "new $2.25 warrants") and 30 warrants to purchase shares of common stock at $3 per share (the "new $3 warrants"). Each of the new $2.25 Warrants and the new $3 warrants (collectively the "New Warrants") shall expire three years after issuance, or, if earlier,

          (i) as to the new $2.25 Warrants, upon 30 days notice given by the Company within 10 days after the end of ten consecutive trading days to which the closing bid price of the common stock on NASDAQ was not less than $4 per share, but only if throughout such trading days and through the date of such notice a registration statement has been in effect for the sale of the shares issuable on exercise of the new $2.25 Warrants; and

          (ii) as to the new $3 Warrants upon 30 days notice given by the Company within 10 days after the end of ten consecutive trading days in which the closing bid price of the common stock on NASDAQ was not less than $5 per share, but only if throughout such trading days and through the date of such notice a registration statement has been in effect for the sale of the shares issuable on exercise of the new $3 Warrants.

     (b) Except as previously set forth herein, the new $2.25 warrants and the new $3 warrants shall be in the respective forms of the existing $2.25 warrants the existing $3 warrants.

4.   Notwithstanding anything to the contrary contained
     herein, Mueller shall not have the right to exercise any warrant whatsoever so long as and to the extent that at the time of such exercise, such exercise would cause the Mueller then to be the "beneficial owner" of five percent (5%) or more of the Company's then outstanding common stock. For purposes hereof, the term "beneficial owner" shall have the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of
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     1934.  The opinion of legal counsel to Mueller, in form
     and substance satisfactory to the Company and the Company's counsel, shall prevail in all matters relating to the amount of Mueller's beneficial ownership.

5.   Registration.

     (a) The Company represents and warrants that a registration statement is effective for the issuance of shares on exercise of the Existing Warrants notwithstanding the reduced exercise prices contemplated hereunder, and the Company will use its best efforts to keep such registration statement in effect at least until July 1, 1999.

     (b) The Company shall file, on or before the 30th day after the date of this Agreement, a registration statement on Form S-3 (the "Registration Statement") for the public sale by Mueller of the shares which are issuable on exercise of the New Warrants. The shares to be covered by the Registration Statement are collectively referred to as the "registered shares."

     (c) The Company shall use its diligent efforts to cause the Registration Statement to become effective not later than 60 days after the date of filing, and to remain effective for two years. The registration shall be accompanied by blue sky clearances in such five states as Mueller may reasonably request.

     (d) The Company shall pay all expenses of the registration hereunder, other than Mueller's underwriting discounts and counsel or other fees incurred on a voluntary basis.

     (e) The Company shall supply to Mueller a reasonable number of copies of all registration materials and prospectuses. The Company and Mueller shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of this type. The Mueller shall reasonably cooperate with the Company in the preparation and filing of the Registration Statement and appropriate amendments thereto.

     (f) Mueller may transfer a proportionate part of its registration rights to a limited number of permitted transferees of the New Warrants or portions thereof. A "permitted transferee" is a person to whom a transfer is made in compliance with the provisions of Section 6.

     (g) Once the registration statement is effective, the Company will issue UNLEGENDED shares of common stock (in form which can be transmitted electronically if desired by Mueller) on exercise of the Warrants, whether or not such shares are sold simultaneously with such conversion or exercise. Mueller shall deliver any prospectus which it is legally required to be delivered on the sale of such shares.

     (h) Should Mueller from time to time or times give to the Company notice that it has assigned the Warrants or any portion thereof, the Company shall within five business days file a supplement to the registration statement to reflect the name(s) of the transferee(s) as a selling shareholder.

6.   Securities Representations.

     (a) Mueller represents and warrants that it will acquire and may exercise any New Warrants solely for investment solely for its own account and not with a view to or for the resale or distribution thereof except as permitted under the Registration Statement.

     (b)  Mueller understands that it may sell or otherwise
          transfer the New Warrants or the shares issuable on exercise of the New Warrants only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Mueller shall have received the favorable opinion of counsel to Mueller, which opinion
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          shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities
          Act of 1933, as amended, and registration or qualification in every applicable state.
          The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Mueller realizes that the New Warrants are not a liquid investment.

     (c) Mueller has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Mueller has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

     (d) Mueller represents and warrants that Mueller is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the Mueller, Mueller acknowledges that Mueller is able to bear the economic risk of losing Mueller's entire investment in the shares and understands that an investment in the Company involves substantial risks; Mueller has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Mueller, and Mueller has invested in previous transactions involving restricted securities.

7.   Miscellaneous.

          This agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies. This Agreement shall be governed by, and construed in accordance with, the laws of Colorado. The federal and state courts sitting in the City of Denver, Colorado shall have exclusive jurisdiction over all matters relating to this Agreement.

          All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) one day after properly sent by Federal Express, addressed to the respective parties at their address set forth in this agreement or (iii) on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by Federal Express, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

Dated:  as of September 4, 1997

Mueller Trading L.P. of Lakewood

By:   /s/ Mueller Trading L.P. of Lakewood



Agreed:

IMAGEMATRIX, INC.

BY   /s/ Blair McNea